UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

                              Information Statement
                            Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Filed by the registrant  |X|

Filed by a party other than the registrant|_|

Check the appropriate box:

|X|  Preliminary information statement
|_| Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive information statement

                               Osteo Systems, Inc.
                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

|_| Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:


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                               Osteo Systems, Inc.
                                 2449 Lyric Ave.
                              Los Angeles, CA 90027

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                               Osteo Systems, Inc.

                         Dated as of ____________, 2000


To the Stockholders of Osteo Systems, Inc.:

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned, being the Secretary of Osteo Systems, Inc., provides that Notice is hereby given that the special meeting (the "Meeting") of the stockholders of Osteo Systems, Inc. (hereinafter referred to as "OSTEO" and/or the "Company"), a Colorado corporation, will be held at 1201 N. Pacific Ave., Suite 104, Glendale, CA 91202, on October __, 2000, at 10:00 a.m., Pacific Daylight Time ("PDT").

The purpose of this meeting is to consider, discuss, vote and act upon the following:

o restating and amending the Company's Articles of Incorporation in order to change its name from Osteo Systems, Inc., to "Sattel Global Networks, Inc.", and

o effecting a 1-for-15 (1:15) reverse stock split in the outstanding shares of OSTEO common stock, par value $0.001 per share.

Certain officers, directors and affiliates of the Company own in excess of 50.00% of the Voting Shares of the Company and have advised the Company that they intend to vote in favor of the Proposals. Consequently, the Proposals will be approved at the Meeting.

The Board of Directors of the Company believes that the Proposal is in the best interest of OSTEO stockholders and recommends its adoption.

If there are any questions or further information is required with respect to the Proposals, please contact Roland Fink at 1201 N. Pacific Ave., Suite 104, Glendale, CA 91202, 818 549-9606.

By order of the Board of Directors,


                                                     /s/ Kendall Dorsett
                                                     ---------------------------
                                                     KENDALL DORSETT
                                                     Secretary
_____________, 2000



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                              INFORMATION STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS
                           To be held October __, 2000

OSTEO Systems, Inc.,
1201 N. Pacific Ave., Suite 104
Glendale, CA  91202

                                                           _______________, 2000

GENERAL INFORMATION

This Information Statement is furnished in connection with a Special Meeting of Stockholders called by the Board of Directors (the "Board") of OSTEO Systems, Inc. ("OSTEO"), to be held at 1201 N. Pacific Ave., Suite 104, Glendale, CA 91202, at 10:00 a.m. local time on October 13, 2000, and at any and all postponements, continuations or adjournments thereof (collectively the "Meeting"). This Information Statement and the accompanying Notice of Special Meeting will be first mailed or given to OSTEO's stockholders on or about October 2, 2000.

All shares of OSTEO's common stock, par value $0.001 per share (the "Common Stock"), represented in person will be eligible to be voted at the Meeting.

                          WE ARE NOT ASKING FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ITEM 1.  DATE, TIME AND PLACE INFORMATION

The enclosed information statement is provided by the Board of OSTEO for use at the Special Meeting of Stockholders to be held at 1201 N. Pacific Ave., Suite 104, Glendale, CA 91202 at 10:00 a.m. on October __, 2000, and at any adjournment or adjournments thereof.

BACKGROUND INFORMATION

A Reorganization Agreement (the "Agreement") was executed on September 11, 2000 by and among OSTEO, Sattel Global Networks, Inc., a Delaware corporation ("SATTEL"), Freva Investment Trust, a common law business trust resident in California ("FTI"), and certain stockholders of OSTEO representing at approximately 57% of the outstanding of the common stock , par value $0.001 per share (the "Common Stock") of OSTEO. At the closing of the transactions contemplated by the Agreement, the current stockholders of OSTEO will own less than 1.5% of the outstanding shares of Common Stock of OSTEO and OSTEO will own 100% of the existing business of SATTEL and all of the beneficial interests of FTI. SATTEL is a satellite based supplier of telephone and internet access services to developing countries worldwide. FTI holds certain rights to acquire an interest in Sattel.

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The respective boards of directors of OSTEO and SATTEL and the Trustee of FTI deem it desirable and in the best interests of their respective corporations and the holders of the beneficial interests of FTI, for OSTEO to acquire the outstanding capital stock of SATTEL and all beneficial interests of FTI in accordance with the terms of the Agreement (the "Transaction"). Under Colorado corporate law and the Articles of Incorporation and Bylaws of OSTEO, no vote of the stockholders of OSTEO is required to consummate the Transaction. However, two conditions to completion of the Agreement require the approval of OSTEO's stockholders and are described in the Proposal. Provided the Proposal is approved at the Meeting, the Transaction is expected to close within one week of the Meeting.

                                    PROPOSAL

                     AMENDMENT TO ARTICLES OF INCORPORATION

     The Board of Directors has unanimously approved, and recommends for stockholder approval, the restatement and amendment of the Company's Articles of Incorporation as follows:

o restating and amending OSTEO's Articles of Incorporation in order to change its name from Osteo Systems, Inc. to "Sattel Global Networks, Inc.", and

o effecting a 1-for-15 (1:15) reverse stock split in the outstanding shares of OSTEO Common Stock.

     The restatement and amendment is required to effect the Transaction.


ITEM 2.  REVOCABILITY OF PROXY

Not Applicable.


ITEM 3.  DISSENTERS' RIGHT OF APPRAISAL

Not Applicable.


ITEM 4.  PERSONS MAKING THE SOLICITATION

     The enclosed information statement is distributed by the Board of Directors (the "Board of Directors") of OSTEO. The cost of distribution will be borne by the Company. In addition to the distribution by mail, officers and employees of the Company may distribute in person. The Company may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending the information statement to the beneficial owners.


ITEM 5.  INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Not Applicable.

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ITEM 6.  VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Stockholders of record at the close of business on September 18, 2000 (the "Record Date") will be entitled to vote at the meeting or any adjournment or adjournments thereof. On that date the Company had outstanding 6,150,000 shares of Common Stock entitled to one (1) vote per share (the "Voting Shares"). The affirmative vote of the holders of a majority of the Company's Voting Shares is required to approve the Proposal.

The presence of the holders of a majority of the issued and outstanding Voting Shares voting as a single class, entitled to vote at the Meeting is necessary to constitute a quorum for the transaction of business at the Meeting.

The following table sets forth certain information regarding beneficial ownership of Common Stock as of September 18, 2000 by (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock,
(ii) each director, and (iii) all executive officers and directors as a group. Each person has sole voting and sole investment or dispositive power with respect to the shares shown except as noted.

                                          Number of              Percent of
Name and Address                         Shares Owned         Shares Outstanding
--------------------------------------------------------------------------------

Roland W. Fink (1)(2)                   1,532,640 shares            24.92%
1201 N. Pacific Ave., Suite 104
Glendale, CA  91202

Kendall L. Dorsett (1)(2)               1,532,640 shares            24.92%
1201 N. Pacific Ave., Suite 104
Glendale, CA  91202

Patricia Cudd                             767,320 shares            12.47%
1120 Lincoln St., Suite 703
Denver, CO  80203

Suzanne Sorensen(2)                         8,400 shares             0.14%
2449 Lyric Avenue
Los Angeles, CA  90027

Grey Point Capital, Inc.                  494,890 shares             8.05%
c/o M. Richard Cutler, Esq.
610 Newport Center Dr., Suite 800
Newport Beach, CA  92660

All directors and executive officers
as a group (3 persons)                 3,073,680 shares             49.98%
---------------------

(1)      Member of the Board of Directors of the Company.
(2)      Executive Officer of the Company.

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ITEM 7.  DIRECTORS AND EXECUTIVE OFFICERS

Not applicable.

ITEM 8.  COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Not applicable.

ITEM 9.  INDEPENDENT PUBLIC ACCOUNTANTS

Not applicable.

ITEM 10.  COMPENSATION PLANS

Not applicable.

ITEM 11. AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

Not applicable.

ITEM 12.  MODIFICATION OR EXCHANGE OF SECURITIES

No action is to be taken by OSTEO with respect to the modification of any class of securities of the Company, or the issuance or authorization for issuance of securities of the Company in exchange for outstanding securities of the Company.

ITEM 13.  FINANCIAL AND OTHER INFORMATION

Not applicable.

ITEM 22. INFORMATION REQUIRED IN INVESTMENT COMPANY PROXY STATEMENT

Not applicable.



          THIS INFORMATION STATEMENT IS PROVIDED TO YOU FOR INFORMATION PURPOSES ONLY. NO ACTION ON YOUR PART IS SOUGHT OR REQUIRED.